SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                ___________

                                  FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Diagnostic/Retrieval Systems, Inc.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                             13-2632319
     (STATE OF INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER
                                                 IDENTIFICATION NO.)

   5 Sylvan Way, Parsippany, New Jersey                 07054
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                If this Form            If this Form
                relates to the          relates to the
                registration of a       registration of a
                class of debt           class of debt
                securities and is       securities and is
                effective upon          to become
                filing pursuant         effective
                to General              simultaneously
                Instruction             with the
                A(c)(1) please          effectiveness of a
                check the               concurrent
                following box. ( )      registration
                                        statement under
                                        the Securities Act
                                        of 1933 pursuant
                                        to General
                                        Instruction
                                        A(c)(2) please
                                        check the
                                        following box. ( )

     Securities to be registered pursuant to Section 12(b) of the Act:

                                          Name of Each Exchange on Which
          Title of Each Class                 Each Class is to be
          to be so Registered                      Registered

      9% Senior Subordinated            American Stock Exchange,
      Convertible                       Inc.
      Debentures Due 2003

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                   None
                              (TITLE OF CLASS)

                               Not Applicable
                              (TITLE OF CLASS)


     Item 1.    Description of Securities to be Registered

             Registrant hereby incorporates by reference the description of its 9% Senior Subordinated Convertible Debentures Due 2003 (the "Debentures") set forth under the caption "Description of the Debentures" of its preliminary prospectus dated November 30, 1995 (the "Prospectus") as filed with the Securities and Exchange Commission on such date as part of Registrant's Registration Statement on Form S-2 (No. 33-64641) under the Securities Act of 1933, as amended (the "Securities Act") and the description of its Class A Common Stock, $.01 par value, (the "Class A Common Stock") issuable upon conversion of the Debentures, set forth under "Description of Capital Stock" of the Prospectus.

     Item 2.    Exhibits

             (1) Form of 9% Senior Subordinated Convertible Debenture due 2003 (incorporated herein by reference to Exhibit
     4.2 to the Company's Registration Statement on Form S-2 (No.33-64641) under the Securities Act).

             (2) Indenture dated as of September 22, 1995 between the Company and The Trust Company of New Jersey, as Trustee, relating to the Debentures (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-2 (No. 33-64641) under the Securities Act).

             (3) Registration Rights Agreement (incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-2 (No. 33-64641) under the Securities Act).


                                 SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Diagnostic/Retrieval Systems, Inc.
                                                 (Registrant)

     Date:  December 6, 1995            By:  /s/ Nancy R. Pitek
                                             Name:  Nancy R. Pitek
                                             Title: Controller, Treasurer
                                                      and Secretary